KEMPER
MULTI-MARKET INCOME TRUST

SEMIANNUAL REPORT TO SHAREHOLDERS FOR THE PERIOD ENDED MAY 31, 1997

                    " . . .    We managed the fund fairly
                    defensively early in the period by shortening the fund's duration and reducing exposure to some sectors."

                                          [KEMPER FUNDS LOGO]

CONTENTS

3
Economic Overview
5
Management Team
6
Performance Update
8
Portfolio Statistics
9
Portfolio of
Investments
16
Financial Statements
18
Notes to
Financial Statements
21
Financial Highlights
22
Shareholders' Meeting

AT A GLANCE
--------------------------------------------------------------------------------
TOTAL RETURNS
--------------------------------------------------------------------------------

FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1997

                              BASED ON    BASED ON
                              NET ASSET    MARKET
                                VALUE      PRICE
--------------------------------------------------------------------------------
KEMPER MULTI-MARKET INCOME
TRUST                           1.84%      3.17%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NET ASSET VALUE AND MARKET PRICE
--------------------------------------------------------------------------------

                                 AS OF     AS OF
                                5/31/97   11/30/96
--------------------------------------------------------------------------------
NET ASSET VALUE                 $10.71    $ 10.97
--------------------------------------------------------------------------------
MARKET PRICE                    $10.50    $10.625
--------------------------------------------------------------------------------

The fund may invest in lower-rated and non-rated securities, which present greater risk of loss to principal and interest than higher rated securities, and in foreign securities which present special risk considerations including fluctuating foreign exchange rates, foreign government regulations and differing degrees of liquidity.

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------

The following table shows per share dividend information for the fund as of May 31, 1997.

--------------------------------------------------------------------------------
SIX-MONTH INCOME:                      $ 0.4550
--------------------------------------------------------------------------------
MAY DIVIDEND:                          $ 0.0725
--------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE:
(BASED ON NET ASSET VALUE)                8.12%
--------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE:
(BASED ON MARKET PRICE)                   8.29%
--------------------------------------------------------------------------------

Statistical Note: Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on the date shown. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Total return measures aggregate change in net asset value/market price assuming reinvestment of dividends. Returns are historical and do not represent future performance. Market price, net asset value and returns fluctuate. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report.


TERMS TO KNOW


BOND RALLY A sharp, short-lived rise in bond values after a period of either little movement or falling values.

EMERGING MARKETS A developing or emerging country that is in the initial stages of its industrial cycle. Developing or "emerging" markets involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems that may be less stable.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for a specified period, assuming the reinvestment of all dividends. It represents the aggregate percentage or change in the value of an investment in the fund over the period.

VOLATILITY The characteristic of an investment that causes it to rise or fall sharply in price in a relatively short time period.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $80 BILLION IN ASSETS, INCLUDING $45 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER,

The consistently good news on the domestic economy and the recent agreement between the White House and Republican leaders in Congress to balance the federal budget has provided the basis for strong stock and bond markets. This progress on balancing the budget, an initiative that the bond market was anticipating resolution of more than one year ago, has very positive long term implications for financial markets.

     The next several weeks will find Congress and the Clinton administration negotiating toward a final agreement. Unlike previous failed proposals that sought to balance the budget principally by increasing income taxes, the current plan -- which starts from the base of a relatively small deficit -- proposes to slow the growth of federal spending. As such, its prospects are promising.

     Natural skeptics are waiting to see specific legislation to see if the agreement has teeth. While we are optimistic, we need to temper our enthusiasm. Much of the good news associated with a balanced budget has been discounted in the higher prices in the stock and bond markets.

     Of particular interest to equity investors is the agreement to reduce the maximum tax rate on capital gains. Although details of the reduction are yet to be known, the prospect of more favorable tax treatment on gains will have the short-term effect of supporting stocks -- investors can be expected to postpone selling until they can qualify for the lower tax rate. With equity sales essentially "frozen" until the effective date is known, the stock market should have a considerable underpinning. Once an effective date is determined, we would expect the pent-up selling to occur. However, then we shall enjoy the long-term positive effect of the lower tax rate on gains.

     Talk of a balanced budget has shifted the spotlight away from the Federal Reserve Board's upward pressure on interest rates. Having declined to raise rates in May, the Fed may still act again at a later date. However, this action may be the last for a while because the economy seems to be slowing down in the second quarter, after the rapid 5.6 percent annualized growth in the first quarter of the year. A slower economy would reduce the threat of inflation and reduce the need for further rate hikes by the Fed.

     In fact, a review of the standard measures of the economy shows little to be concerned about and much to be encouraged by. As has been the pattern for more than five years, a few strong quarters followed by a few weak quarters have produced an overall 2 to 3 percent rate of growth in gross domestic product
(GDP). Job creation and the unemployment rate are consistent with a moderately expanding economy. Corporate profits continue to grow at an expected 4 to 5 percent rate in 1997. The Consumer Price Index continues to track at a 2.5 to
3.0 percent rate.

     Leadership in the stock market has been quite narrow and concentrated in the first half of 1997 in large, multinational companies with familiar consumer brand names. The recent rally after the announcement of a balanced budget agreement suggests that valuations of smaller capitalization stocks are compelling and the market is broadening.

     A natural response to increased volatility in the U.S. equity market is to look abroad. In fact, the valuations of many international markets are more attractive than the U.S. However, the weak German and Japanese economies make it difficult to identify many exciting near-term opportunities without careful research.

ECONOMIC OVERVIEW

-------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
-------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]


                                NOW (6/30/97)    6 MONTHS AGO      1 YEAR AGO       2 YEARS AGO
10-YEAR TREASURY RATE(1)             6.49            6.58             6.87             6.28
PRIME RATE(2)                        8.5             8.25             8.25             8.8
INFLATION RATE(3)                    2.3             3.04             2.95             2.76
THE U.S. DOLLAR(4)                   5.52            4.59             8.35            -7.04
CAPITAL GOODS ORDERS(5)*             8.17            2.23             2.44             8.24
INDUSTRIAL PRODUCTION(5)             3.84            4.84             3.38             2.36
EMPLOYMENT GROWTH(6)                 2.12            2.41             2.18             2.46

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of May 31, 1997.

SOURCE:  ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.

     Our recommendation to shareholders is to stay the course and to fight the temptation to try to time when and where you should be invested without help. Financial assets react much quicker today to events. Volatility has returned to the market and with it heightened uncertainty. Now is the time to rely on your financial representative for the expertise and the long-term investing discipline that he or she can provide.

     With this commentary as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

July 11, 1997

MANAGEMENT TEAM

                        KEMPER MULTI-MARKET INCOME TRUST

                           PORTFOLIO MANAGEMENT TEAM

[BEIMFORD PHOTO]

J. Patrick Beimford, Jr., joined Zurich Kemper Investments, Inc. (ZKI) in 1976 and is executive vice president of ZKI and portfolio co-manager of Kemper Multi-Market Income Trust. Beimford received a bachelor of science and industrial management degree from Purdue University and earned an M.B.A. from the University of Chicago.

[CESSINE PHOTO]

Robert Cessine is a senior vice president of ZKI and portfolio co-manager of Kemper Multi-Market Income Trust. He joined the company in 1993. Cessine received both his B.S. and M.S. from the University of Wisconsin.

[JOHNS PHOTO]

Gordon Johns joined ZKI in 1988 and is managing director of Zurich Investment Management Limited, London and a portfolio co-manager of Kemper Multi-Market Income Trust. Johns graduated from Balliol College, Oxford, with a B.A. in law.

[MCNAMARA PHOTO]

Mike McNamara has been with ZKI since 1972 and is senior vice president of ZKI and portfolio co-manager of Kemper Multi-Market Income Trust. McNamara graduated with a B.S. in Business Administration from the University of Missouri and earned an M.B.A. from Loyola University.

[RESIS PHOTO]
Harry Resis is a senior vice president with ZKI. He joined the company in 1988 and is a portfolio co-manager of Kemper Multi-Market Income Trust. Resis received a B.A. in Finance from Michigan State University.

[TRUTTER PHOTO]

Jonathan Trutter has been with ZKI since 1989. He is a first vice president of ZKI and a portfolio co-manager of Kemper Multi-Market Income Trust. Trutter received a bachelor's degree with dual majors in East Asian Languages and International Relations from the University of Southern California. He earned a master's of management degree from Kellogg Graduate School of Business at Northwestern University.


The views expressed in this report reflect those of the portfolio management team only through the end of the period of the report, as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

PERFORMANCE UPDATE

THE PORTFOLIO MANAGEMENT TEAM OF KEMPER MULTI-MARKET INCOME TRUST DISCUSSES THE ECONOMIC ENVIRONMENT OVER THE LAST SIX MONTHS. THEY EXPLAIN HOW THEY ADJUSTED THE FUND'S DURATION TO WEATHER THE FEDERAL RESERVE BOARD'S SHORT-TERM INTEREST RATE INCREASE (IN MARCH) AND TO BENEFIT FROM THE REBOUND IN THE BOND MARKET AFTERWARDS.

Q    DURING THE FUND'S SEMIANNUAL PERIOD -- DECEMBER 1, 1996, THROUGH MAY 31,
1997 -- THE FEDERAL RESERVE BOARD (THE FED) INCREASED SHORT-TERM INTEREST RATES. WHAT WAS BEHIND THE FED'S ACTION?

A    Signs of stronger economic growth and concerns of potentially higher inflation led to the Fed's 0.25 percent interest rate tightening. Here's what was going on.

     The fixed-income market was volatile in the first half of the period as a result of the ongoing concern about the direction of interest rates. In December the market suffered when Federal Reserve Board Chairman Alan Greenspan commented that investors were acting with "irrational exuberance" and that he believed there were many overvalued securities. Signs of strong retail sales and low unemployment figures also concerned the market as it signaled that economic growth might be gaining momentum. In February relatively high gross domestic product figures were released that confirmed the market's fear that the economy had been strong at the end of 1996. Greenspan then intimated that a rate increase would likely be necessary to slow economic growth and ward off inflation. Greenspan again expressed his concern in February about the high valuations in the market. The Fed raised interest rates in late March and a sell-off ensued in both bond and equity markets. As a result bond yields rose and prices of securities fell.

     By the end of April, however, signs of the economy slowing began to surface and inflation remained benign. This helped fixed-income investments begin to gain back some of the ground they had lost earlier. Market yields declined the last two months of the period on the perception that the economy was losing some of its earlier momentum. In May the market rallied when the Fed met and chose not to adjust interest rates.

Q    HOW DID YOU MANAGE THE FUND IN LIGHT OF THE CHANGING RATE ENVIRONMENT?

A    We managed the fund fairly defensively early in the period by shortening the fund's duration and reducing exposure to some sectors. We shortened the overall duration of the fund to 3.5 years at the end of March from 5.4 years at the start of the period. Duration is a measurement of a fund's sensitivity to interest rates. The shorter the duration, the less sensitive it is to interest rate changes. This means that because of the shorter duration, the fund's performance was less impacted by the spike in interest rates than it would have been with a longer duration. In April as market yields began to fall again, we lengthened duration somewhat and continued to extend it through May as it became more apparent that a Fed intervention was not imminent.

Q    HOW DID YOU SHORTEN DURATION?

A We shortened duration primarily by increasing the level of cash and cash equivalents in the fund. Typically, we try to keep the fund's cash position relatively low, because it limits the amount of interest income that the fund can generate. However, the cash position helped the fund when the market sold off in March after the Fed tightened.

      At the start of the period, the fund had a 7 percent position in one- to three-year Treasuries (which we categorize as cash equivalents) and no cash reserves. By the end of March, cash reserves represented 13 percent of the portfolio, while short-term Treasuries accounted for 12 percent of the fund's investments.

       Although this high cash position helped us greatly in March and into April as rates were rising, we began looking for opportunities to reallocate the cash back into sectors that appeared attractive. By the end of the period, cash equivalents (including one- to three-year Treasuries) represented 17% of the portfolio, down from a high of 25% of the portfolio. We will continue to look for investments that will enable us to reduce this cash position further.

PERFORMANCE UPDATE

Q    WERE THERE ANY OTHER SIGNIFICANT ADJUSTMENTS THAT YOU MADE TO THE
PORTFOLIO?

A    We made a significant reduction in our investment in foreign currency bonds. At the end of the period, the sector represented 10 percent of assets down from 25 percent at the start of the period.

     The reason for the reduction was two-fold. First, we believed the U.S. bond market had more potential to outperform foreign bonds on an absolute level. Yields in many foreign markets are well below yields achievable through U.S. investments. Secondly, by reducing our foreign currency holdings, the fund's diversification was better aligned with that of funds with similar investment objectives.

Q    WHAT WERE THE BEST PERFORMING SECTORS IN WHICH THE FUND INVESTS?

A    Emerging market investments and high yield bonds provided strong performance throughout most of the period. Both sectors, however, experienced brief corrections in March, due in part to the Fed's interest rate hike.

      High yield bonds were also impacted by a comment that Fed Chairman Alan Greenspan made about the historically tight spreads in the high yield market and his concern about whether or not the market would be able to sustain its performance. Greenspan shocked the market with the comment in February and with the subsequent rate increase, high yield bonds suffered in March and their spreads widened. In April investors returned to the high yield market believing the drop in values to be a short-term correction, not the start of a bear market. We had reduced our holdings in high yield bonds prior to the March correction, which helped mitigate potential losses for the fund. We now believe that the fundamentals of the high yield market look strong. Economic growth is moderate, inflation is benign and there are virtually no defaults in the high yield market. We anticipate adding to the fund's high yield holdings.

      We are also optimistic about the emerging markets sector. We had reduced the fund's emerging markets allocation to about 2 percent by the time the sector corrected in March from 7 percent at the start of December. Since that time, however, we've started to see a turnaround and plan to invest in more emerging market debt for the fund. We believe that currently, these investments offer an attractive rate of current income and have the potential for strong performance.

Q    WHAT ABOUT THE GOVERNMENT BOND MARKET?

A    We favored mortgages over Treasuries for most of the period. Mortgages tend to outperform Treasuries when rates trend upward, which was the environment over the last six months. Unless the market begins to rally and yields fall substantially, we plan to continue adding mortgages to the portfolio because of their higher income and potential for price appreciation.

Q    WHAT'S YOUR OUTLOOK FOR THE BOND MARKET?

A    Our outlook for the market is optimistic. The current economic environment with relatively modest growth and benign inflation is a positive one for the sectors in which the fund invests.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

--------------------------------------------------------------------------------
                                                  ON 5/31/97         ON 11/30/96
--------------------------------------------------------------------------------
HIGH YIELD CORPORATE BONDS                              27%                 35%
--------------------------------------------------------------------------------
EMERGING MARKETS (U.S. DOLLAR-DENOMINATED)               3                   7
--------------------------------------------------------------------------------
FOREIGN CURRENCY BONDS                                  10                  25
--------------------------------------------------------------------------------
HIGH GRADE CORPORATE BONDS                               5                   1
--------------------------------------------------------------------------------
MORTGAGES                                               23                  12
--------------------------------------------------------------------------------
TREASURY NOTES AND BONDS                                15                  13
--------------------------------------------------------------------------------
TREASURIES 1-3 YEARS                                    14                   7
--------------------------------------------------------------------------------
CASH AND EQUIVALENTS                                     3                  --
--------------------------------------------------------------------------------
                                                       100%                100%

                                                   [PIE CHART]       [PIE CHART]
                                                   ON 5/31/97        ON 11/30/96

LONG-TERM FIXED INCOME
SECURITIES RATINGS

--------------------------------------------------------------------------------
                                                   ON 5/31/97        ON 11/30/96
--------------------------------------------------------------------------------
AAA                                                     65%                 54%
--------------------------------------------------------------------------------
AA                                                      --                   2
--------------------------------------------------------------------------------
A                                                        3                   4
--------------------------------------------------------------------------------
BBB                                                      3                  --
--------------------------------------------------------------------------------
BB                                                       7                  14
--------------------------------------------------------------------------------
B                                                       21                  24
--------------------------------------------------------------------------------
OTHER                                                    1                   2
--------------------------------------------------------------------------------
                                                       100%                100%

                                                 [PIE CHART]         [PIE CHART]
                                                 ON 5/31/97          ON 11/30/96
AVERAGE MATURITY

--------------------------------------------------------------------------------
                                                 ON 5/31/97          ON 11/30/96
--------------------------------------------------------------------------------
                                                  6.0 YEARS            9.4 YEARS
--------------------------------------------------------------------------------

The ratings of Standard and Poor's Corporation (S&P) and Moody's Investors Services, Inc. (Moody's) represent their opinions as to the quality of securities that they undertake to rate. The percentage shown reflects the higher of Moody's or S&P ratings. Ratings are relative and subjective and not absolute standards of quality.

* Portfolio composition is subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER MULTI-MARKET TRUST

PORTFOLIO OF INVESTMENTS AT MAY 31, 1997
(DOLLARS IN THOUSANDS)

                                                                                               PRINCIPAL
       U.S. GOVERNMENT OBLIGATIONS--56.5%                                                         AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------
                                         U.S. Treasury Notes
                                           8.125%, 1998                                        $   11,000      $ 11,174
                                           8.25%, 1998                                              8,000         8,198
                                           8.875%, 1998                                            10,000        10,386
                                           9.25%, 1998                                              6,000         6,222
                                           8.875%, 1999                                             5,000         5,218
                                         U.S. Treasury Bonds
                                           9.125%, 2009                                             6,400         7,227
                                           13.875%, 2011                                            1,500         2,206
                                           12.00%, 2013                                             3,500         4,887
                                           12.50%, 2014                                             7,605        11,087
                                           13.25%, 2014                                             3,900         5,900
                                         Government National Mortgage Association
                                           6.50%, 2023-2026                                         7,001         6,679
                                           7.50%, 2022-2027                                         7,836         7,831
                                           9.00%, 2027                                              5,000         5,266
                                         Federal National Mortgage Association
                                           7.00%, 2025-2027                                        14,007        13,620
                                           7.50%, 2027                                              4,000         3,984
                                           9.00%, 2025                                              1,585         1,683
                                         Federal Home Loan Mortgage Corporation
                                           6.50%, 2023                                              7,353         7,040
                                           9.50%, 2019                                              2,751         2,954
                                         ------------------------------------------------------------------------------
                                         TOTAL U.S. GOVERNMENT OBLIGATIONS
                                         (Cost: $121,902)                                                       121,562
                                         ------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
      FOREIGN GOVERNMENT OBLIGATIONS--13.1%
-----------------------------------------------------------------------------------------------------------------------
(Principal amount in local currency,  (a)Republic of Argentina,
unless otherwise indicated)                (PRINCIPAL AMOUNT IN U.S. DOLLARS)
                                           6.75%, 2005                                              1,329         1,241
                                         Commonwealth of Australia,
                                           9.50%, 2003                                                569           485
                                         Republic of Austria,
                                           5.875%, 2000                                             4,410           385
                                         Kingdom of Belgium,
                                           9.00%, 2003                                             29,731         1,004
                                      (a)Federal Republic of Brazil,
                                           (PRINCIPAL AMOUNT IN U.S. DOLLARS)
                                           6.875%, 2006                                             1,287         1,186
                                         Government of Canada,
                                           7.50%, 2003                                              1,956         1,519
                                         Kingdom of Denmark,
                                           8.00%, 2001                                              4,163           713
                                         Republic of Finland,
                                           10.00%, 2001                                             1,000           232
                                         French Treasury
                                           8.50%, 2000                                              6,482         1,255
                                           8.50%, 2002                                              5,720         1,160
                                           6.75%, 2003                                              1,070           201
                                           8.50%, 2008                                              3,226           679
                                         German Bundesrepublic,
                                           8.25%, 2001                                              6,115         4,075
                                         Government of Ireland,
                                           9.25%, 2003                                                 76           133
                                         Italian Treasury,
                                           10.50%, 2000                                         4,665,000         3,037

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------

                                         Government of the Netherlands,
                                           7.00%, 2003                                            2,334      $  1,329
                                         Commonwealth of New Zealand,
                                           10.00%, 2002                                             142           107
                                         Republic of Poland,
                                           (PRINCIPAL AMOUNT IN U.S. DOLLARS)
                                           4.00%, 2014                                            1,000           843
                                         Republic of Portugal,
                                           11.875%, 2005                                         38,330           294
                                         Kingdom of Spain,
                                           8.00%, 2004                                          174,460         1,324
                                         Kingdom of Sweden,
                                           10.25%, 2003                                           4,000           614
                                         United Kingdom,
                                           9.50%, 2005                                            1,680         3,121
                                         United Mexican States
                                           (PRINCIPAL AMOUNT IN U.S. DOLLARS)
                                           8.50%, 2002                                              600           604
                                           11.50%, 2026                                             450           500
                                         Republic of Venezuela
                                           (PRINCIPAL AMOUNT IN U.S. DOLLARS)
                                           6.50%, 2007                                            1,750         1,595
                                           6.750%, 2020                                             700           533
                                         ----------------------------------------------------------------------------
                                         TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                         (Cost: $29,038)                                                       28,169
                                         ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS--31.5%
---------------------------------------------------------------------------------------------------------------------
AEROSPACE--1.2%                          Airplanes Pass Through Trust, 10.875%, 2019         $      220           244
                                         Fairchild Corp., 12.00%, 2001                              725           732
                                         Greenwich Air Services, 10.50%, 2006                       315           363
                                         Howmet Inc., 10.00%, 2003                                  440           476
                                         K & F Industries, Inc., 10.375%, 2004                      240           253
                                         RHI Holdings, 11.875%, 1999                                 70            70
                                         UNC, Inc., 11.00%, 2006                                    445           520
                                         ----------------------------------------------------------------------------
                                                                                                                2,658
---------------------------------------------------------------------------------------------------------------------
BROADCASTING, CABLESYSTEMS
AND PUBLISHING--4.4%
                                         Affinity Group, Inc., 11.50%, 2003                         315           337
                                      (b)Bell Cablemedia PLC
                                           11.95%, 2004                                             590           525
                                           11.875%, 2005                                             30            25
                                         Big Flower Press, Inc., 10.75%, 2003                       336           360
                                         Busse Broadcasting, 11.625%, 2000                          120           127
                                         Cablevision Systems Corp., 10.50%, 2016                    340           354
                                      (b)Capstar Broadcasting, 12.75%, 2009                         110            67
                                      (b)Charter Communications, 14.00%, 2007                       440           284
                                         Comcast Cablevision, 8.375%, 2007                          525           541
                                      (b)Comcast UK Cable Partners Ltd., 11.20%, 2007             1,080           791
                                      (b)Diamond Cable Communications PLC, 10.75%, 2007             220           128
                                         Frontiervision, 11.00%, 2006                               290           300
                                         Granite Broadcasting Corp., 10.375%, 2005                  590           604
                                         Intermedia Capital Partners, 11.25%, 2006                  380           403
                                         International Cabletel Inc.
                                      (b)  12.75%, 2005                                             810           608
                                      (b)  11.50%, 2006                                              50            34
                                           10.00%, 2007                                                90            90
                                         Multicanal Participacoes, 12.625%, 2004                    260           294
                                         Neodata Services, 12.00%, 2003                             430           459
                                         Newsquest Capital PLC, 11.00%, 2006                         50            54
                                         Rogers Communications, 10.875%, 2004                     1,000         1,045
                                         Sinclair Broadcasting Group, Inc., 10.00%, 2003            480           497



PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------

                                         STC Broadcasting, 11.00%, 2007                      $      160      $    169
                                         Sullivan Broadcasting, 10.25%, 2005                        310           317
                                      (b)TeleWest Communications PLC, 11.00%, 2007                  685           475
                                         TV Azteca, 10.50%, 2007                                     70            72
                                      (b)Videotron Holdings PLC
                                           11.125%, 2004                                            255           228
                                           11.00%, 2005                                             250           206
                                         ----------------------------------------------------------------------------
                                                                                                                9,394
----------------------------------------------------------------------------------------------------------------------
CHEMICALS AND                            Agriculture, Mining and Chemicals, Inc., 10.75%,
AGRICULTURE--1.6%                          2003                                                     200           211
                                         Atlantis Group, Inc., 11.00%, 2003                         350           355
                                         Hines Horticulture, 11.75%, 2005                           680           722
                                      (b)NL Industries Inc., 13.00%, 2005                            70            66
                                         Pioneer Americas Acquisition Corp., 13.375%, 2005          290           345
                                         Polymer Group Inc., 12.25%, 2002                           207           227
                                         Rexene Corp., 11.75%, 2004                                 555           619
                                         Terra Industries Inc., 10.50%, 2005                        190           205
                                         Texas Petrochemicals, 11.125%, 2006                        300           321
                                         UCC Investors Holdings, Inc., 10.50%, 2002                 410           449
                                         ----------------------------------------------------------------------------
                                                                                                                3,520
----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--2.1%                     Brooks Fiber
                                      (b)  10.875%, 2006                                            100            68
                                      (b)  11.875%, 2006                                            400           259
                                           10.00%, 2007                                             130           131
                                      (b)Call-Net Enterprise Inc., 13.25%, 2004                     290           248
                                      (b)Cellular, Inc., 11.75%, 2003                               150           146
                                         CommNet Cellular, 11.25%, 2005                             100           115
                                      (b)ICG Holdings, 13.50%, 2005                                 520           367
                                         Intermedia Communications of Florida Inc.,
                                           13.50%, 2005, with warrants expiring 2000                440           507
                                      (b)Millicom International Cellular S.A., 13.50%,
                                           2006                                                     770           566
                                         Nextlink Communications, 12.50%, 2006                      120           127
                                      (b)PanAmSat, L.P., 11.375%, 2003                              450           432
                                         Telex Communications, Inc., 10.50%, 2007                   250           259
                                         USA Mobile Communications, Inc. II
                                           9.50%, 2004                                              100            94
                                           14.00%, 2004                                             370           399
                                         Western Wireless, 10.50%, 2006                             480           487
                                         Winstar Equipment, 12.50%, 2004                            200           195
                                         ----------------------------------------------------------------------------
                                                                                                                4,400
----------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS                        AFC Enterprises, 10.25%, 2007                              100           100
AND SERVICES--3.0%                       AMF Group
                                           10.875%, 2006                                            860           921
                                      (b)  12.25%, 2006                                             160           112
                                         Cinemark USA, Inc., 9.625%, 2008                           270           275
                                         Coinmach Corporation, 11.75%, 2005                         530           588
                                         Commemorative Brands Inc., 11.00%, 2007                    220           232
                                         Dimon, Inc., 8.875%, 2006                                  750           773
                                      (b)Dr. Pepper Bottling Holdings, Inc., 11.625%,
                                           2003                                                     370           366
                                         Herff Jones, Inc., 11.00%, 2005                            170           182
                                         Kinder-Care Learning Centers, 9.50%, 2009                  440           424
                                         Petro Stopping Centers, 10.50%, 2007                       720           745
                                         Premier Parks Inc., 12.00%, 2003                           380           422
                                      (b)Six Flags Theme Park, 12.25%, 2005                         850           863


PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------
                                         Van De Kamps, Inc., 12.00%, 2005                    $      400      $    443
                                         Windy Hill Pet Food, 9.75%, 2007                            50            51
                                         ----------------------------------------------------------------------------
                                                                                                                6,497
---------------------------------------------------------------------------------------------------------------------
DRUGS AND                                Dade International Inc., 11.125%, 2006                     400           447
HEALTH CARE--1.2%                        DVI, Inc., 9.875%, 2004                                    100           101
                                         Integrated Health Services, 9.50%, 2007                    160           165
                                         Magellan Health Services, 11.25%, 2004                     210           234
                                         MedPartners, Inc., 7.375%, 2006                            500           494
                                         Tenet Healthcare, 8.625%, 2003                           1,000         1,036
                                         ----------------------------------------------------------------------------
                                                                                                                2,477
---------------------------------------------------------------------------------------------------------------------
ENERGY AND                               Benton Oil & Gas Co., 11.625%, 2003                        225           244
RELATED SERVICES--1.7%                   Coda Energy, 10.50%, 2006                                  290           305
                                         Commonwealth Edison, 6.40%, 2005                           250           232
                                         Empire Gas Corp., 7.00%, with warrants, 2004               270           245
                                         Flores & Rucks Inc., 13.50%, 2004                          180           213
                                         Forman Petro UNT, 13.50%, 2004                             130           128
                                         Gulf Canada Resources Ltd., 8.35%, 2006                    500           521
                                         Magnum Hunter, 10.00%, 2007                                220           221
                                         Oryx Energy Co., 8.375%, 2004                            1,000         1,030
                                         United Meridian Corp., 10.375%, 2005                       450           486
                                         Wiser Oil Co., 9.50%, 2007                                 100           100
                                         ----------------------------------------------------------------------------
                                                                                                                3,725
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES,                      Chelsea GCA Realty, 7.75%, 2001                            660           665
HOMEBUILDERS                             Cityscape Financial Corp., 12.75%, 2004                    225           225
AND REAL ESTATE--3.9%                    Corporacion Andina de Fomento, 7.79%, 2017               1,000           990
                                         Del Webb Corp., 9.75%, 2008                                670           672
                                         DR Investments, 7.45%, 2007                                500           500
                                         Forecast Group L.P., 11.375%, 2000                          80            77
                                         Fortress Group, 13.75%, 2003                                40            42
                                         Guangdong Enterprises, 8.875%, 2007                        500           503
                                         Hovnanian Kent, 11.25%, 2002                               226           235
                                         Intertek Finance, 10.25%, 2006                             200           208
                                         J.M. Peters Co., 12.75%, 2002                               85            85
                                         Lehman Brothers, 7.375%, 2007                            1,000           988
                                         Presley Companies, 12.50%, 2001                             30            30
                                         Svenska Handlsbanken, 7.125%, 2049                       2,000         1,941
                                         UDC Homes, 12.50%, 2000                                    160           160
                                         U.S. West Cap Funding, 7.30%, 2007                       1,000           992
                                         Williams Scotsman, 9.875%, 2007                            100           100
                                         ----------------------------------------------------------------------------
                                                                                                                8,413
---------------------------------------------------------------------------------------------------------------------
HOTELS AND GAMING--1.3%                  Eldorado Resorts, 10.50%, 2006                             500           534
                                         Empress River Casino, 10.75%, 2002                         230           245
                                         Harvey's Casino Resorts, 10.625%, 2006                     530           563
                                         Hilton Hotels
                                           7.375%, 2002                                             250           251
                                           7.95%, 2007                                              100           101
                                         Players International, 10.875%, 2005                       220           229
                                         Station Casinos Inc., 10.125%, 2006                        400           401
                                         Trump Atlantic City, 11.25%, 2006                          400           392
                                         ----------------------------------------------------------------------------
                                                                                                                2,716

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------
MANUFACTURING, METALS AND                Aftermarket Technology, 12.00%, 2004                $      240      $    266
MINING--4.9%                             Alvey Systems, 11.375%, 2003                               270           278
                                         Bar Technologies, 13.50%, 2001                             300           297
                                         Bellweather Exploration, 10.875%, 2007                     100           106
                                         Collins & Aikman Corp., 11.50%, 2006                       590           661
                                         Crain Industries, Inc., 13.50%, 2005                       250           283
                                         Day International Group, Inc., 11.125%, 2005               860           912
                                         Essex Group Inc., 10.00%, 2003                             305           317
                                         Euramax International PLC, 11.25%, 2006                    465           492
                                         EV International, 11.00%, 2007                             185           194
                                         Fairfield Manufacturing Co., 11.375%, 2001                 180           189
                                      (b)Foamex - JPS Automotive L.P., 14.00%,
                                           with warrants, 2004                                      310           287
                                         Foamex L.P.
                                           11.25%, 2002                                             200           211
                                           9.875%, 2007                                             300           305
                                         GS Technologies
                                           12.00%, 2004                                              90            97
                                           12.25%, 2005                                             180           197
                                         IMO Industries, 11.75%, 2006                               465           467
                                         Jordan Industries, 10.375%, 2003                           300           301
                                         JPS Automotive Products Corp., 11.125%, 2001               150           164
                                         Key Plastics, 10.25%, 2007                                 100           105
                                         Knoll Inc., 10.875%, 2006                                  730           803
                                         Motors and Gears, Inc. 10.75%, 2006                        350           362
                                         Newflo Corp., 13.25%, 2002                                 300           325
                                         Philips Electronics N.V., 7.20%, 2026                    1,000           989
                                         Spinnaker Industries, 10.75%, 2006                         300           302
                                         Terex Corp. Unit, 13.25%, 2002                             290           323
                                         Thermadyne Industries, Inc.
                                           10.25%, 2002                                             165           173
                                           10.75%, 2003                                             230           240
                                         WCI Steel Inc., 10.00%, 2004                               500           516
                                         Weirton Steel Corp., 11.375%, 2004                         210           222
                                         Wells Aluminum Corp., 10.125%, 2005                        100           102
                                         ----------------------------------------------------------------------------
                                                                                                               10,486
---------------------------------------------------------------------------------------------------------------------
PAPER, FOREST PRODUCTS                   Berry Plastics Corp., 12.25%, 2004                         150           165
AND CONTAINERS--2.2%                     BPC Holding Corp., 12.50%, 2006                            230           246
                                         Container Corporation of America, 11.25%, 2004             150           162
                                         Fonda Group, 9.50%, 2007                                   135           131
                                         Gaylord Container Corp., 12.75%, 2005                      370           405
                                         Maxxam Group, Inc.
                                           11.25%, 2003                                             500           515
                                      (b)  12.25%, 2003                                              90            83
                                         National Fiberstock Corp., 11.625%, 2002                   420           433
                                         Printpack, Inc.
                                           9.875%, 2004                                              50            52
                                          10.625%, 2006                                             170           180
                                         Riverwood International
                                           10.25%, 2006                                             140           139
                                           10.875%, 2008                                          2,180         1,984
                                         Stone Container Corp.
                                           12.25%, 2002                                              40            41
                                           11.50%, 2006                                             290           293

---------------------------------------------------------------------------------------------------------------------
                                                                                                                4,829
---------------------------------------------------------------------------------------------------------------------
RETAILING--1.6%                          Ameriking, 10.75%, 2006                                    190           199
                                         Cole National Group, 9.875%, 2006                          600           633
                                         Dominick's Finer Foods, 10.875%, 2005                      210           234

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                             PRINCIPAL AMOUNT OR SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------

                                         Federated Department Stores, Inc., 10.00%, 2001     $      500      $    548
                                         Finlay Fine Jewelry Corp., 10.625%, 2003                   655           694
                                         Guitar Center Management, 11.00%, 2006                      87            98
                                         J. C. Penney, 7.60%, 2007                                  500           509
                                         Pathmark Stores, Inc., 12.625%, 2002                       140           143
                                         Travelcenters America, 10.25%, 2007                        410           419
                                         ----------------------------------------------------------------------------
                                                                                                                3,477
---------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS--2.4%                      Allied Waste
                                            10.25%, 2006                                            180           192
                                     (b)    11.30%, 2007                                            200           122
                                     (b) American Standard Inc., 10.50%, 2005                       540           529
                                     (b) Building Materials Corporation of America,
                                            11.75%, 2004                                            770           695
                                         Communication and Power Industry, Inc., 12.00%,
                                            2005                                                    140           154
                                         Computervision Corp., 11.375%, 1999                      1,030         1,008
                                         Corporate Express Inc., 9.125%, 2004                       220           218
                                         CSX Corp., 7.45%, 2007                                     350           353
                                         Delta Air Lines, 9.875%, 2008                              457           505
                                         Neenah Corp., 11.125%, 2007                                110           117
                                         Outdoor Systems, Inc., 9.375%, 2006                         30            30
                                     (b) Transtar Holdings, L.P., 13.375%, 2003                     200           168
                                         United Airlines, 9.56%, 2018                               750           850
                                         Waxman Industries, Inc.
                                     (b)   12.75%, 2004                                             100            84
                                     (c)   12,154 warrants expiring 2004                                           26
---------------------------------------------------------------------------------------------------------------------
                                                                                                                5,051
---------------------------------------------------------------------------------------------------------------------
                                         TOTAL CORPORATE OBLIGATIONS
                                         (Cost: $64,957)                                                       67,643
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED                     Capital Pacific Holdings                                 1,185shs.         1
STOCKS(c)--.2%                           Intelcom Group, Inc.                                     1,056            11
                                         Sinclair Capital                                         3,600           383
                                         ----------------------------------------------------------------------------
                                         TOTAL COMMON AND PREFERRED STOCKS
                                         (Cost: $365)                                                             395
                                         ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
MONEY MARKET                             Yield--5.70% to 5.90%
INSTRUMENTS--8.4%                        Due--June 1997
                                         Dynamic Funding Corp.                               $    8,000         7,995
                                         Mid-Atlantic Fuel Co.                                   10,000         9,997
                                         ----------------------------------------------------------------------------
                                         TOTAL MONEY MARKET INSTRUMENTS
                                         (Cost: $17,992)                                                       17,992
                                         ----------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--109.7%
                                         (Cost: $234,254)                                                     235,761
                                         ----------------------------------------------------------------------------
                                         LIABILITIES, LESS OTHER ASSETS--(9.7%)                               (20,765
                                         ----------------------------------------------------------------------------
                                         NET ASSETS--100%                                                    $214,996
                                         ----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Variable rate security. Rate shown is effective rate on May 31, 1997 and date shown represents the final maturity of the obligation.

(b) Deferred interest obligation; currently zero coupon under the terms of the initial offering.

(c) Non-income producing securities.

Based on the cost of investments of $234,254,000 for federal income tax purposes at May 31, 1997, the gross unrealized appreciation was $4,113,000, the gross unrealized depreciation was $2,606,000 and the net unrealized appreciation on investments was $1,507,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
May 31, 1997
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $234,254)                                                $235,761
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                 6,508
------------------------------------------------------------------------
  Interest                                                         3,740
------------------------------------------------------------------------
    TOTAL ASSETS                                                 246,009
------------------------------------------------------------------------
------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------
Cash overdraft                                                       605
------------------------------------------------------------------------
Payable for:
  Investments purchased                                           30,243
------------------------------------------------------------------------
  Management fee                                                     152
------------------------------------------------------------------------
  Trustees' fees and other                                            13
------------------------------------------------------------------------
    Total liabilities                                             31,013
------------------------------------------------------------------------
NET ASSETS                                                      $214,996
------------------------------------------------------------------------
------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------
Paid-in capital                                                 $220,090
------------------------------------------------------------------------
Accumulated net realized loss on sales of investments and
foreign currency transactions                                     (6,668)
------------------------------------------------------------------------
Net unrealized appreciation on investments and assets and
liabilities in foreign currencies                                  1,574
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $214,996
------------------------------------------------------------------------
NET ASSET VALUE PER SHARE, $.01 PAR VALUE
($214,996 / 20,080 shares outstanding)                            $10.71
------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MAY 31, 1997
(IN THOUSANDS)

-----------------------------------------------------------------------
NET INVESTMENT INCOME
-----------------------------------------------------------------------
Interest income                                                 $ 9,351
-----------------------------------------------------------------------
Expenses:
  Management fee                                                    917
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             49
-----------------------------------------------------------------------
  Professional fees                                                  30
-----------------------------------------------------------------------
  Reports to shareholders                                            11
-----------------------------------------------------------------------
  Trustees' fees and other                                           51
-----------------------------------------------------------------------
    Total expenses                                                1,058
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                             8,293
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------
  Net realized gain on sales of investments and foreign
  currency transactions                                           2,354
-----------------------------------------------------------------------
  Net realized loss from futures transactions                      (898)
-----------------------------------------------------------------------
    Net realized gain                                             1,456
-----------------------------------------------------------------------
  Change in net unrealized appreciation on investments and
  assets and liabilities in foreign currencies                   (5,856)
-----------------------------------------------------------------------
Net loss on investments                                          (4,400)
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 3,893
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                SIX MONTHS
                                                                  ENDED                YEAR ENDED
                                                                 MAY 31,              NOVEMBER 30,
                                                                   1997                   1996
--------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------------------
  Net investment income                                          $  8,293                17,341
--------------------------------------------------------------------------------------------------
  Net realized gain                                                 1,456                 2,564
--------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                            (5,856)                2,929
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                3,893                22,834
--------------------------------------------------------------------------------------------------
Distribution from net investment income                            (9,134)              (21,361)
--------------------------------------------------------------------------------------------------
Proceeds from shares issued in reinvestment of dividends
(28 shares in 1997 and 119 shares in 1996)                            298                 1,283
--------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (4,943)                2,756
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------------------------------

Beginning of period                                               219,939               217,183
--------------------------------------------------------------------------------------------------
END OF PERIOD
(including undistributed net investment
income of $231 in 1996)                                          $214,996               219,939
--------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    SIGNIFICANT ACCOUNTING
     POLICIES DESCRIPTION OF FUND. The Fund is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company.

                             INVESTMENT VALUATION. Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded are valued at the last current bid quotation if market quotations are available. Exchange traded financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded options are valued based upon prices provided by market makers. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by a recognized dealer. If such quotations are not readily available, the rate of exchange is determined in good faith by the Board of Trustees. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions. The Fund includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount amortization on all fixed income securities and premium amortization on mortgage-backed securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets equal to the value of the securities purchased. At May 31, 1997, the Fund had $21,750,000 in

NOTES TO FINANCIAL STATEMENTS


                             purchase commitments outstanding (10% of net assets) with a corresponding amount of assets segregated.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the six months ended May 31, 1997. The accumulated net realized loss on sales of investments for federal income tax purposes at May 31, 1997, amounting to approximately $7,957,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 2002 through 2005.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------

2    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI), and pays a management fee at an annual rate of .85% of average weekly net assets. The Fund incurred a management fee of $917,000 for the six months ended May 31, 1997. Zurich Investment
                             Management Limited, an affiliate of ZKI, serves as subadvisor with respect to foreign securities investments in the Fund, and is paid by ZKI for its services.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Zurich Kemper Service Company (ZKSvC) (formerly known as Kemper Service Company) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $14,000 for the six months ended May 31, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the six months ended May 31, 1997, the Fund made no direct payments to its officers and incurred trustees' fees of $11,000 to independent trustees.

--------------------------------------------------------------------------------
3    INVESTMENT
     TRANSACTIONS            For the six months ended May 31, 1997, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $352,980
                             Proceeds from sales                         365,715

--------------------------------------------------------------------------------
4    FINANCIAL FUTURES
     CONTRACTS               The Fund has entered into exchange traded financial
                             futures contracts in order to help protect itself from anticipated market conditions and, as such, bears the risk that arises from entering into these contracts.

                             At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and its broker as the market value of the futures contract fluctuates. At May 31, 1997, the market value of assets pledged by the Fund to cover margin requirements for open futures positions was $1,174,000. The Fund also

NOTES TO FINANCIAL STATEMENTS


                             had liquid securities in its Portfolio in excess of the face amount of the following short futures positions open at May 31, 1997:

                                                    FACE        EXPIRATION     GAIN (LOSS) AT
                                    TYPE           AMOUNT          MONTH          5/31/97
                             ----------------------------------------------------------------

                             U.S. Treasury Note  $10,952,000     June '97        $ (31,000)
                             ----------------------------------------------------------------
                             U.S. Treasury Note   23,935,000   September '97       (96,000)
                             ----------------------------------------------------------------
                             Eurodollar            6,110,000   September '97            --
                             ----------------------------------------------------------------
                             Eurodollar            1,876,000   December '97             --
                             ----------------------------------------------------------------
                             Eurodollar            1,874,000     March '98           1,000
                             ----------------------------------------------------------------
                             Eurodollar              468,000     June '98               --
                             ----------------------------------------------------------------
                                 TOTAL                                           $(126,000)
                             ----------------------------------------------------------------

--------------------------------------------------------------------------------
5    FORWARD FOREIGN
     CURRENCY CONTRACTS      In order to help protect itself against a decline
                             in the value of particular foreign currencies against the U.S. Dollar, the Fund has entered into forward contracts to deliver foreign currency in exchange for U.S. Dollars. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract. At May 31, 1997, the Fund had entered into forward contracts for the foreign currencies corresponding to the foreign government bonds in its portfolio. The settlement dates on the contracts occur during June, 1997, and the aggregate unrealized gain on the contracts amounted to $67,000 at May 31, 1997.

FINANCIAL HIGHLIGHTS

                                          SIX MONTHS
                                            ENDED             YEAR ENDED NOVEMBER 30,
                                           MAY 31,     -------------------------------------
                                             1997       1996      1995      1994      1993
------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $10.97      10.90     10.35     11.29     10.88
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .41        .87       .96       .96      1.04
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      (.21)       .27       .60      (.97)      .45
------------------------------------------------------------------------------------------------
Total from investment operations                .20       1.14      1.56      (.01)     1.49
------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .46       1.07      1.01       .76      1.08
------------------------------------------------------------------------------------------------
  Distribution from net realized gain            --         --        --       .17        --
------------------------------------------------------------------------------------------------
Total dividends                                 .46       1.07      1.01       .93      1.08
------------------------------------------------------------------------------------------------
Net asset value per share, end of period     $10.71      10.97     10.90     10.35     11.29
------------------------------------------------------------------------------------------------
Market value per share, end of period        $10.50      10.63     10.75      9.38     11.00
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 TOTAL RETURN (NOT ANNUALIZED)
------------------------------------------------------------------------------------------------
Based on net asset value                       1.84%     11.12     15.90      (.07)    14.29
------------------------------------------------------------------------------------------------
Based on market value                          3.17%      9.14     26.92     (6.48)    16.83
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------
Expenses                                        .98%       .99      1.02      1.03       .97
------------------------------------------------------------------------------------------------
Net investment income                          7.69%      8.06      9.13      8.80      9.43
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                 $214,996    219,939   217,183   206,220   225,055
------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)            272%       310       271       253       240
------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

SHAREHOLDERS' MEETING

ANNUAL SHAREHOLDERS' MEETING

On May 29, 1997, an annual shareholders' meeting was held. Kemper Multi-Market Income Trust shareholders were asked to vote on two separate issues: re-election of the eight members to the Board of Trustees and ratification of Ernst & Young LLP as independent auditors. We are pleased to report that all nominees were elected and Ernst & Young LLP was approved as the fund's auditors. Following are the results for each issue:

1) Re-election of Trustees

                               For       Withheld

   James E. Akins           18,291,340   404,697
   Arthur R. Gottschalk     18,341,154   354,883
   Frederick T. Kelsey      18,349,151   346,886
   Dominique P. Morax       18,312,015   384,022
   Fred B. Renwick          18,300,884   395,153
   Stephen B. Timbers       18,362,597   333,440
   John B. Tingleff         18,361,535   334,502
   John G. Weithers         18,360,188   335,849

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund

                   For                   Against            Abstain
                18,401,655               79,009             215,473

NOTES

TRUSTEES & OFFICERS

TRUSTEES                     OFFICERS

STEPHEN B. TIMBERS           J. PATRICK BEIMFORD, JR.      RICHARD L. VANDENBERG
President and Trustee        Vice President                Vice President

JAMES E. AKINS               ROBERT S. CESSINE             PHILIP J. COLLORA
Trustee                      Vice President                Vice President and
                                                           Secretary
ARTHUR R. GOTTSCHALK         CHARLES R. MANZONI, JR.
Trustee                      Vice President                JEROME L. DUFFY
                                                           Treasurer

FREDERICK T. KELSEY          MICHAEL A. MCNAMARA
Trustee                      Vice President

DOMINIQUE P. MORAX           JOHN E. NEAL
Trustee                      Vice President

FRED B. RENWICK              ROBERT C. PECK
Trustee                      Vice President

JOHN B. TINGLEFF             HARRY E. RESIS, JR.
Trustee                      Vice President

JOHN G. WEITHERS             JONATHAN W. TRUTTER
Trustee                      Vice President

--------------------------------------------------------------------------------
LEGAL COUNSEL                 VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                              222 North LaSalle Street
                              Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT     ZURICH KEMPER SERVICE COMPANY
                              P.O. Box 419066
                              Kansas City, MO 64141-6066

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT  INVESTORS FIDUCIARY TRUST COMPANY
                              127 West 10th Street
                              Kansas City, MO 64105

--------------------------------------------------------------------------------
INVESTMENT MANAGER            ZURICH KEMPER INVESTMENTS, INC.
                              222 South Riverside Plaza Chicago, IL 60606 www.kemper.com



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